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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 16, 2001
               (Date of Report - date of earliest event reported)

                             CAPITAL CALENDAR, INC.
                             ----------------------
                    (Exact name as specified in its charter)

           Minnesota                000-12612             41-1442918
           ---------------------------------------------------------
  (State or other Jurisdiction     (Commission           (IRS Employer
       of Incorporation)           File Number)        Identification No.)


                    Riverplace, 65 Main Street SE, Suite 136
                    ----------------------------------------
                              Minneapolis, Mn 55414
                              ---------------------
               (Address of Principal Executive Office) (Zip code)


        Registrant's telephone number, including area code (612) 676-1436
        -----------------------------------------------------------------

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Items 1-4, 6 and 8 are not applicable and are therefore omitted.

Item 5.       OTHER INFORMATION.

         The Registrant executed a 20-for-1 reverse stock split of all its capital stock on February 16, 2001. This resulted in the Registrant having issued and outstanding stock as follows: 648,821 shares of Class A Common Stock, 88,160 Shares of Series B Convertible Preferred Stock, and 199,906 shares of Series C Convertible Preferred Stock.

Item 7.       Financial Statements and Exhibits

                  (a)      N/A
                  (b)      N/A
                  (c)      Exhibits:

                           99.1.   Press Release dated February 16, 2001

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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated: February 16, 2001

                                       CALENDAR CAPITAL, INC.


                                       By:   /s/ Paul D. Crawford
                                          --------------------------------------
                                           Paul D. Crawford, Chief Executive
                                           Officer